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                                                                    EXHIBIT 99.9

                            NON-COMPETE AGREEMENT

      This NON-COMPETE AGREEMENT("Agreement") is executed and delivered as of the 3rd day of August, 1998, by UNIVERSAL STANDARD HEALTHCARE, INC., a Michigan corporation, and all of its subsidiaries and affiliated companies: (present and future), (collectively "Seller" or "Universal"), for the benefit of LABORATORY CORPORATION OF AMERICA HOLDINGS, a Delaware corporation ("Purchaser" or "LabCorp").

      This Agreement is delivered to Purchaser pursuant to an asset purchase agreement dated July 16, 1998, (the "Purchase Agreement") between Seller and Purchaser. Seller acknowledges that Purchaser would not enter into, or consummate, the Purchase Agreement and the transactions contemplated thereby without Seller's execution of this Agreement. Capitalized terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

      NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, for the purpose of inducing Purchaser to enter into the Purchase Agreement and intending to be legally bound hereby, the undersigned covenants and agrees as follows:

I. RESTRICTED PERIOD. This Agreement shall remain in effect for a period of five (5) years from and after the Closing Date (the "Restricted Period").

II.   NON-COMPETITION.    During the Restricted Period, except in furtherance of
      Purchaser's business, or otherwise on behalf of Purchaser, or with the prior written consent of Purchaser, Seller shall not engage directly or indirectly on its own behalf or on behalf of, or in conjunction with any person, firm, partnership, or corporation, in the business of providing commercial laboratory services through the use of automated or manual testing procedures, including such services provided under the personal supervision of any physician in the same group practice in competition with Purchaser or any subsidiary or affiliate of Purchaser, within any area in the United States of America (the "Restricted Area").

III. NON-SOLICITATION. During the Restricted Period, except in furtherance of Purchaser's business, or otherwise on behalf of Purchaser, or with the prior written consent of Purchaser, Seller shall not influence or attempt to influence any:

      A. customer listed on the Customer Lists, as defined in the Purchase Agreement, either directly or indirectly, to divert his or its purchases of commercial laboratory services provided through the use of automated or manual testing procedures to be conducted in the Restricted Area (the "Business") to any person, firm, corporation, institution, or other entity then in competition with the Business of Purchaser or any subsidiary or affiliate of Purchaser's;




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      B.    employee (i) of Seller to whom Purchaser intends to offer employment as provided for in the Purchase Agreement or (ii) of the Business after the transactions contemplated by the Purchase Agreement have been consummated, either directly or indirectly, to terminate his or her employment with Purchaser.

IV. The following activities by Seller or any of its subsidiaries or affiliates shall be excluded from and shall not be deemed to violate this Non-Compete Agreement, including the restrictions and limitations on Non-Competition and Non-Solicitation set forth in Sections II and III hereof:

      A. Operation of a managed care business which offers, provides or arranges for the provision of clinical laboratory services, including those provided using automated or manual testing procedures, home medical services or diagnostic imaging services. Notwithstanding anything above to the contrary, operation of a managed care business shall not include the performance by Seller or its subsidiaries of commercial laboratory services as described in
            Section II above;

      B. Operation of a third-party administrator or administrative services organization business which processes claims or provides management services for managed care programs, employer groups, employer health plans or others notwithstanding that the services for which the claims are being filed are or include clinical laboratory services, home medical services or diagnostic imaging services;

      C. Establishment of a clinical laboratory program, including drawing stations, to fulfill the requirements of any managed care contract to which Seller or any subsidiary or affiliate is a party if (i) no other clinical laboratory which meets the qualifications established by Seller for its provider network is available or is willing to accept Seller's payment rates, and (ii) LabCorp has chosen not to be a provider of Seller pursuant to Sections 2 and 6 of the Laboratory Services Agreement (as defined in the Purchase Agreement); or


      D. The performance of laboratory services under Seller's existing agreements with Seller's customers who would not assign such agreements to Purchaser, or under agreements which Purchaser elects not to assume, to the extent that services under such agreements must be performed by Seller under the terms of such agreements, during the termination notice period, which shall consist of the period of time commencing with the notice of termination of such agreements and ending with the termination of the agreements pursuant to the termination provisions thereunder.

V. SPECIFIC ENFORCEMENT; EXTENSION OF PERIOD. Seller acknowledges that the restrictions contained in Sections II and III hereof are reasonable and necessary to protect the legitimate interests of Purchaser and that Purchaser would not have entered into the

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      Purchase Agreement in the absence of such restrictions. Seller also acknowledges that any breach by it of Sections II or III hereof will cause continuing and irreparable injury to Purchaser for which monetary damages would not be an adequate remedy. Seller agrees that it shall not, in any action or proceeding to enforce any of the provisions of this Agreement, assert the claim or defense that an adequate remedy at law exists. In the event of such breach by Seller, Purchaser shall have the right to enforce the provisions of Sections II and III of this Agreement by seeking injunctive or other relief in any court, without a requirement that a bond be posted, and this Agreement shall not in any way limit remedies of law or in equity otherwise available to Purchaser.

      If any of the provisions of this Agreement are held to be in any respect an unreasonable restriction upon Seller, then they shall be deemed to extend only over the maximum period of time, geographic area, or range of activities as to which they may be enforceable. In the event that Seller shall be in violation of the restrictive covenants in this Agreement, then the Restricted Period shall be extended for a period of time equal to the period of time during which such breach shall occur, and, in the event that Purchaser should be required to seek relief from such breach in any court, board of arbitration or other tribunal, then the Restricted Period shall be extended for the period of time required for the pendency of such proceedings, including all appeals.

VI.   MISCELLANEOUS.

      A. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of Purchaser and its successors and assigns.

      B. WAIVER. The waiver by Purchaser of the breach of any term or provision of this Agreement shall not operate as or be construed to be a waiver of any other or subsequent breach of this Agreement.

      C. GOVERNING LAW; CONSENT TO JURISDICTION. This Agreement shall be construed and enforced in accordance with the substantive laws of the State of Michigan, without regard to the principles of conflicts of laws of any jurisdiction.

      D. INVALIDITY. If any provision of this Agreement shall be determined to be void, invalid, unenforceable or illegal for any reason, the validity and enforceability of all of the remaining provisions hereof shall not be affected thereby. If any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such amendment to apply only to the operation of such provision in the particular jurisdiction in which such adjudication is made; provided that, if any provision contained in this Agreement shall be adjudicated to be invalid or unenforceable because such provision is held to be excessively broad as to duration, geographic scope, activity or subject, such

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            provision shall be deemed amended by limiting and reducing it so as to be valid and enforceable to the maximum extent compatible with the applicable laws of such jurisdiction, such amendment only to apply with respect to the operation of such provision in the applicable jurisdiction in which the adjudication is made.

      E. SECTION HEADINGS. The section headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect interpretation.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement on the day first above written.


                                   UNIVERSAL STANDARD HEALTHCARE, INC.


                                   By:   /s/ Eugene E. Jennings
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                                             Eugene E. Jennings
                                   Title: President and Chief Executive Officer






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